Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350,
AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Shoe Carnival, Inc. (the "Company") on Form 10-K/A for the period ending January 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clifton E. Sifford, President, Chief Executive Officer and Chief Merchandising Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 30, 2015	By: /s/ Clifton E. Sifford Clifton E. Sifford President, Chief Executive Officer and Chief Merchandising Officer